UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2006

VOICE MOBILITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27387

(Commission File Number)

33-0777819

(IRS Employer Identification No.)

100 – 4190 Lougheed Hwy., Burnaby, British Columbia, Canada V5C 6A8

(Address of principal executive offices and Zip Code)

(604) 482-0000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 30, 2006 David Raffa was appointed a Director of our company. Mr Raffa served for 7 years as the corporate secretary, prior to retiring from the practice of law at the end of 2005. Mr. Raffa’s law firm, Catalyst Corporate Lawyers was retained by Voice Mobility prior to his retirement. During the year ended December 31, 2005, we paid $45,989 [2004 - $66,237] to Catalyst.

Item 7.01. Regulation FD Disclosure.

On April 4, 2006 we announced that David Raffa has joined the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

99.1	News Release issued by the Registrant on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

/s/ Randy Buchamer

By: Randy Buchamer

Chief Executive Officer

Date: April 11, 2006